UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 11, 2023

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

5500 Haven Street
Las Vegas,	Nevada	89119
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
The stockholders of the Company voted on the five proposals listed below at the Company’s Annual Meeting of Stockholders held on May 11, 2023. The proposals are described in detail in the Definitive Proxy Statement.

Proposal 1 — Election of Directors

Votes regarding the election of Irwin Chafetz, Micheline Chau, Patrick Dumont, Charles D. Forman, Robert G. Goldstein, Nora M. Jordan, Lewis Kramer, and David F. Levi to serve on the Board of Directors until the 2024 Annual Meeting of Stockholders, were as follows:

Nominees for Director	Votes For	Votes Withheld	Broker Non-Votes
Irwin Chafetz	633,056,794	76,564,647	21,030,694
Micheline Chau	499,715,476	209,905,965	21,030,694
Patrick Dumont	639,020,476	70,600,965	21,030,694
Charles D. Forman	623,157,805	86,463,636	21,030,694
Robert G. Goldstein	641,842,574	67,778,867	21,030,694
Nora M. Jordan	596,516,092	113,105,349	21,030,694
Lewis Kramer	595,082,879	114,538,562	21,030,694
David F. Levi	554,306,929	155,314,512	21,030,694

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Votes to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Votes For	Votes Against	Abstentions
728,500,271	2,017,887	133,977

Proposal 3 — An Advisory (Non-Binding) Vote on Executive Compensation

Votes to approve an advisory (non-binding) resolution on executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
485,356,447	223,603,007	661,987	21,030,694

Proposal 4 — An Advisory (Non-Binding) Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation

Votes on an advisory (non-binding) resolution on the frequency of future stockholder advisory votes on executive compensation were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
705,274,253	140,395	4,043,127	163,666	21,030,694

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors, that the Company will include an annual advisory vote on the compensation of the Company’s named executive officers in its proxy materials until the next required vote on the frequency of stockholder votes on executive compensation.

Proposal 5 — Shareholder Proposal on Board Diversity, Skills and Attributes Disclosure

Votes on a shareholder proposal to require the Company to include in its proxy statement each director/nominee’s self-identified gender and race/ethnicity, as well as certain skills and attributes, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,272,416	576,668,913	2,680,112	21,030,694

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 12, 2023

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary